EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statement No. 333-113417 on Form SB-2 and the Registration Statements No. 33-42457, 33-50332 and 333-111386 on Forms S-8 of RegeneRx Biopharmaceuticals, Inc. of our report dated February 1, 2004, appearing in the Company's Annual Report on Form 10-KSB as of and for the years ended December 31, 2003 and 2002.

                          /s/ Reznick Fedder & Silverman

Bethesda, Maryland
March 30, 2004